MML SERIES INVESTMENT FUND

MML International Equity Fund

Supplement dated October 5, 2016 to the

Prospectus dated May 1, 2016 and the

Summary Prospectus dated May 1, 2016

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.

Effective immediately, the information related to Robert A. Taylor for the MML International Equity Fund under the heading Portfolio Managers in the section titled Management (Page 41 of the Prospectus), is hereby removed.

Effective immediately, the information found on pages 96-97 of the Prospectus for Harris Associates L.P. (“Harris”) related to Robert A. Taylor for the MML International Equity Fund under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds, is hereby removed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L7352-16-04

IE-16-01